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                                                                    EXHIBIT 32.1

                             CERTIFICATION PURSUANT
                           TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Phoenix Footwear Group, Inc., (the "Company"), does hereby certify with respect to Amendment No. 1 to the Annual Report of the Company on Form 10-K/A for the year ended January 1, 2005, as filed with the Securities and Exchange Commission (the "10-K Report"), that:

     (1) the 10-K/A Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the 10-K/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     The undersigned have executed this Certification effective as of May 24, 2005.

                                                 /s/ RICHARD E. WHITE
                                          --------------------------------------
                                                     Richard E. White
                                                 Chief Executive Officer

                                                   /s/ KENNETH WOLF
                                          --------------------------------------
                                                       Kenneth Wolf
                                           Chief Financial Officer & Treasurer

A signed original of this Certification has been provided to Phoenix Footwear Group, Inc. and will be retained by Phoenix Footwear Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.